EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A Common Stock, par value $0.01 per share, of First Data Corporation (this “Agreement”), is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 16, 2016

NEW OMAHA HOLDINGS L.P.
By: New Omaha Holdings LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Vice President, Treasurer and Secretary

NEW OMAHA HOLDINGS LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Vice President, Treasurer and Secretary

KKR 2006 FUND L.P.
By: KKR Associates 2006 L.P., its general partner
By: KKR 2006 GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

KKR ASSOCIATES 2006 L.P.
By: KKR 2006 GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

KKR 2006 GP LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Chief Financial Officer

KKR FUND HOLDINGS L.P.
By: KKR Fund Holdings GP Limited, a general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek,
Director

KKR GROUP HOLDINGS L.P.
By: KKR Group Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR & CO. L.P.
By: KKR Management LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact